SIX CIRCLES FUNDS

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(each a series of Six Circles Trust)

Supplement dated October 2, 2024

to the Statement of Additional Information Part I dated April 30, 2024

On September 10, 2024, the Board of Trustees of the Six Circles Trust (the “Trust”) approved an Amendment to the Interim Investment Sub-Advisory Agreement between JPMorgan Private Investments Inc., the Funds’ Adviser, and Russell Investments Implementation Services, LLC.

As such, effective immediately, the first paragraph under “INVESTMENT ADVISER AND SUB-ADVISER — Sub-Adviser” section of the Statement of Additional Information Part I is hereby deleted and replaced with the following:

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock”) serves as Sub-Adviser to the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund. BlackRock is independent of the Adviser. BlackRock discharges its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BlackRock is paid a monthly fee equal to a percentage of the daily net assets of the Funds allocated to it. Russell Investments Implementation Services, LLC (“RIIS”) is paid a minimum per fund annual flat fee and/or a monthly fee equal to a percentage of daily net assets to the extent assets are allocated to RIIS as interim Sub-Adviser.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.